RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 78.5%

ATMI, Inc.*†

120

$

3,350

Cybersource Corp.*†

200

3,346

INFORMATION TECHNOLOGY 14.5%

Triquint Semiconductor,

Flir Systems, Inc.*†

240

$

9,737

Inc.*†

550

3,333

Itron, Inc.*†

93

9,147

Multi-Fineline Electronix,

Equinix, Inc.*†

100

8,922

Inc.*†

120

3,320

Sybase, Inc.*†

270

7,943

SPSS, Inc.*†

90

3,273

Micros Systems, Inc.*†

240

7,318

SYNNEX Corp.*†

130

3,262

SAIC, Inc.*†

310

6,451

Standard Microsystems

Anixter International, Inc.*†

103

6,127

Corp.*†

120

3,258

Ansys, Inc.*†

130

6,126

Electronics for Imaging,

Polycom, Inc.*

240

5,846

Inc.*†

220

3,212

Skyworks Solutions, Inc.*†

580

5,725

United Online, Inc.†

320

3,210

Sohu.com, Inc.*†

80

5,635

Teletech Holdings, Inc.*

160

3,194

Jack Henry & Associates,

S1 Corp.*

420

3,179

Inc.†

260

5,626

Integral Systems, Inc.

82

3,173

Parametric Technology

TTM Technologies, Inc.*†

240

3,170

Corp.*†

310

5,168

Sapient Corp.*†

490

3,146

CACI International, Inc. —

Interwoven, Inc.*

260

3,123

Class A*†

110

5,035

Manhattan Associates, Inc.*†

130

3,085

Intermec, Inc.*

230

4,848

Cognex Corp.

133

3,066

Perot Systems Corp. — Class

L-1 Identity Solutions, Inc.*†

230

3,064

A*†

320

4,803

Anadigics, Inc.*†

310

3,053

ON Semiconductor Corp.*†

520

4,768

SYNTEL INC†

90

3,035

Plexus Corp.*†

170

4,706

ViaSat, Inc.*†

150

3,031

Informatica Corp.*†

310

4,662

OmniVision Technologies,

Benchmark Electronics,

Inc.*†

250

3,022

Inc.*†

270

4,412

Arris Group, Inc.*

350

2,957

Mantech International Corp.

Quality Systems, Inc.†

100

2,928

— Class A*†

90

4,331

Micrel, Inc.

320

2,928

VistaPrint Ltd.*†

160

4,282

Zoran Corp.*

250

2,925

Harmonic, Inc.*†

450

4,279

JDA Software Group, Inc.*

160

2,896

Plantronics, Inc.†

190

4,241

Marchex, Inc.

230

2,834

Amkor Technology, Inc.*†

400

4,164

Imation Corp.†

120

2,750

Concur Technologies, Inc.*†

123

4,087

Bankrate, Inc.*†

70

2,735

SRA International, Inc. —

Methode Electronics, Inc. —

Class A*†

180

4,043

Class A

260

2,717

EarthLink, Inc.*†

460

3,979

Checkpoint Systems, Inc.*†

130

2,714

Avocent Corp.*†

210

3,906

Tyler Technologies, Inc.*

200

2,714

Blackbaud, Inc.†

180

3,852

Entegris, Inc.*

413

2,705

Euronet Worldwide, Inc.*†

220

3,718

Pericom Semiconductor

Cabot Microelectronics

Corp.*†

180

2,671

Corp.*†

110

3,646

CMGI, Inc.*

250

2,650

Nuance Communications,

Heartland Payment Systems,

Inc.*†

230

3,604

Inc.†

110

2,596

Silicon Image, Inc.*†

480

3,480

Monolithic Power Systems,

Scansource, Inc.*†

130

3,479

Inc.*

120

2,594

DTS, Inc. — Class A*

110

3,445

DG FastChannel, Inc.*

150

2,588

Foundry Networks, Inc.*†

290

3,428

OSI SYSTEMS INC*

120

2,570

Net 1 UEPS Technologies,

Cass Information Systems,

Inc.*

140

3,402

Inc.

80

2,562

1

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Take-Two Interactive

TIBCO Software, Inc.*†

190

$

1,454

Software, Inc.*

100

$

2,557

Hittite Microwave Corp.*

40

1,425

Microsemi Corp.*†

100

2,518

Wind River Systems, Inc.*†

130

1,416

FEI Co.*†

110

2,506

MAXIMUS, Inc.†

40

1,393

3Com Corp.*†

1,180

2,502

Netgear, Inc.*†

100

1,386

Cohu, Inc.

170

2,496

Adaptec, Inc.*

430

1,376

EMS Technologies, Inc.*

110

2,402

Mattson Technology, Inc.*

280

1,333

Imergent, Inc.†

200

2,368

Gartner, Inc. — Class A*†

62

1,285

Kulicke & Soffa Industries,

Volterra Semiconductor

Inc.*†

320

2,333

Corp.*

74

1,277

InfoSpace, Inc.

280

2,332

Rimage Corp.*

100

1,239

Oplink Communications,

Cirrus Logic, Inc.*

220

1,223

Inc.*

240

2,304

Ultra Clean Holdings*

150

1,194

RF Micro Devices, Inc.*

790

2,291

Extreme Networks, Inc.*

420

1,193

Brightpoint, Inc.*†

310

2,263

ADTRAN, Inc.†

50

1,192

Blue Coat Systems, Inc.*†

160

2,258

Opnext, Inc.*

220

1,184

Radiant Systems, Inc.*

210

2,253

Digital River, Inc.*

30

1,157

Photronics, Inc.*

320

2,253

Synaptics, Inc.*†

30

1,132

Eagle Test Systems, Inc.*

200

2,240

Exar Corp.*

150

1,131

Novatel Wireless, Inc.*

200

2,226

Loral Space &

CTS Corp.†

220

2,211

Communications, Inc.*

64

1,128

Technitrol, Inc.†

130

2,209

Vignette Corp.*

90

1,080

Radisys Corp.*

243

2,202

Macrovision Solutions

Liquidity Services Inc.*

190

2,191

Corp.*†

70

1,047

Semitool, Inc.*

290

2,178

SI International, Inc.*

50

1,047

Super Micro Computer, Inc.*

290

2,140

infoGROUP, Inc.

230

1,010

Sycamore Networks, Inc.*

660

2,125

Faro Technologies, Inc.*

40

1,007

ValueClick, Inc.*†

140

2,121

Network Equipment

DSP Group, Inc.*

300

2,100

Technologies, Inc.*†

280

994

Atheros Communications,

Comtech Telecommunications

Inc.*†

70

2,100

Corp.*†

20

980

Kenexa Corp. — Class A*†

110

2,072

Harris Stratex Networks, Inc.

Omniture, Inc.*

110

2,043

— Class A*

100

949

Ultratech, Inc.*

130

2,018

DealerTrack Holdings, Inc.*†

67

945

Electro Scientific Industries,

Smith Micro Software, Inc.*

160

912

Inc.*

140

1,984

Intervoice, Inc.*

150

855

SonicWALL, Inc.*†

306

1,974

THQ, Inc.*†

40

810

Sigma Designs, Inc.*†

140

1,945

Trident Microsystems, Inc.*

220

803

MicroStrategy, Inc. — Class

Wright Express Corp.*

30

744

A*

30

1,943

Vasco Data Security

PMC - Sierra, Inc.*†

250

1,913

International*†

70

737

Mentor Graphics Corp.*†

120

1,896

Advent Software, Inc.*†

20

722

Sonus Networks, Inc.*†

550

1,881

TheStreet.com, Inc.†

110

716

CNET Networks, Inc.*

160

1,838

LivePerson, Inc.*

250

703

iGate Corp.*

220

1,789

MercadoLibre, Inc.*†

20

690

Epicor Software Corp.*†

250

1,728

KEMET Corp.*†

210

680

Gerber Scientific, Inc.*

150

1,707

Perficient, Inc.*†

70

676

j2 Global Communications,

Rofin-Sinar Technologies,

Inc.*†

70

1,610

Inc.*†

20

604

Ness Technologies, Inc.*

150

1,518

Emulex Corp.*

50

583

Art Technology Group, Inc.*

460

1,472

Progress Software Corp.*†

20

511

Intevac, Inc.*†

130

1,466

InterDigital, Inc.*

20

486

2

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Global Cash Access Holdings,

NewAlliance Bancshares, Inc.

410

$

5,117

Inc.*

70

$

480

Montpelier Re Holdings Ltd.†

340

5,015

Immersion Corp.*

70

477

Entertainment Properties

Internap Network Services

Trust†

100

4,944

Corp.*†

100

468

Alexandria Real Estate

LoopNet, Inc.*†

40

452

Equities, Inc.†

50

4,867

Ariba, Inc.*

30

441

Aspen Insurance Holdings

MKS Instruments, Inc.*†

20

438

Ltd.

200

4,734

Semtech Corp.*†

30

422

Mid-America Apartment

Cavium Networks, Inc.*†

20

420

Communities, Inc.†

90

4,594

Taleo Corp.*

20

392

Healthcare Realty Trust, Inc.†

190

4,516

Blackboard, Inc.*†

10

382

Max Capital Group Ltd.†

210

4,479

CSG Systems International,

Post Properties, Inc.†

150

4,462

Inc.*

34

375

First Industrial Realty Trust,

CPI International, Inc.*

30

369

Inc.†

160

4,395

Formfactor, Inc.*†

20

369

Eastgroup Properties, Inc.

100

4,290

Synchronoss Technologies,

International Bancshares

Inc.*†

40

361

Corp.†

200

4,274

Interactive Intelligence, Inc.*

30

349

Extra Space Storage, Inc.†

270

4,147

Tessera Technologies, Inc.*

20

327

Susquehanna Bancshares,

Littelfuse, Inc.*

10

316

Inc.†

290

3,970

Quest Software, Inc.*†

20

296

DiamondRock Hospitality

SiRF Technology Holdings,

Co.†

360

3,920

Inc.*

60

259

Sunstone Hotel Investors, Inc.

233

3,868

Limelight Networks Inc.*

64

244

Greenhill & Co., Inc.†

70

3,770

AsiaInfo Holdings, Inc.*

20

236

LaSalle Hotel Properties†

150

3,769

Lawson Software, Inc.*

30

218

Cash America International,

ExlService Holdings, Inc.*

15

210

Inc.†

120

3,720

PC Connection, Inc.*

20

186

Delphi Financial Group, Inc.

Tekelec*

10

147

— Class A†

160

3,702

Advanced Analogic

Lexington Realty Trust†

270

3,680

Technologies, Inc.*

30

124

PS Business Parks, Inc.†

70

3,612

TiVo, Inc.*

20

123

Stifel Financial Corp.*

105

3,611

Gevity HR, Inc.

10

__________

54

National Financial Partners

Corp.†

170

3,369

Total Information Technology

__________

462,130

Digital Realty Trust, Inc.†

80

3,273

Park National Corp.

60

3,234

FINANCIALS 12.9%

Safety Insurance Group, Inc.†

90

3,208

Nationwide Health Properties,

Ezcorp, Inc. — Class A*

250

3,188

Inc.†

270

8,502

Cedar Shopping Centers,

Realty Income Corp.†

300

6,828

Inc.†

270

3,164

Waddell & Reed Financial,

IBERIABANK Corp.

70

3,113

Inc. — Class A†

190

6,652

TrustCo Bank Corp.

410

3,042

Knight Capital Group, Inc. —

Acadia Realty Trust†

130

3,010

Class A*

330

5,933

United Fire & Casualty Co.†

110

2,962

Senior Housing Properties

Banco Latinoamericano de

Trust†

300

5,859

Exportaciones SA

180

2,914

Platinum Underwriters

Alternative Asset

Holdings Ltd.†

170

5,544

Management Acquisition

National Retail Properties,

Corp.*†

310

2,883

Inc.†

250

5,225

FelCor Lodging Trust, Inc.†

270

2,835

IPC Holdings Ltd.†

193

5,124

3

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

NorthStar Realty Finance

Tanger Factory Outlet

Corp.†

340

$

2,829

Centers, Inc.†

60

$

2,156

Strategic Hotels & Resorts,

Oriental Financial Group

150

2,139

Inc.†

300

2,811

Renasant Corp.†

140

2,062

First Financial Corp.†

90

2,755

Umpqua Holding Corp.†

170

2,062

Glacier Bancorp, Inc.†

170

2,718

PHH Corp.*

133

2,042

Navigators Group, Inc.*†

50

2,703

optionsXpress Holdings, Inc.

90

2,011

Universal Health Realty

First Merchants Corp.

110

1,997

Income Trust

90

2,700

National Health Investors,

World Acceptance Corp.*†

80

2,694

Inc.†

70

1,996

Ramco-Gershenson Properties

National Penn Bancshares,

Trust

130

2,670

Inc.†

150

1,992

Presidential Life Corp.

170

2,621

Agree Realty Corp.

90

1,985

NTR Acquisition Co.*†

270

2,614

GFI Group, Inc.†

220

1,982

Resource America, Inc. —

Advance America Cash

Class A

280

2,610

Advance Centers, Inc.†

390

1,981

SeaBright Insurance

Home Properties, Inc.†

40

1,922

Holdings, Inc.*

180

2,606

Santander BanCorp

180

1,910

Tower Group, Inc.

120

2,543

DCT Industrial Trust, Inc.

230

1,904

Ashford Hospitality Trust,

Berkshire Hills Bancorp, Inc.†

80

1,892

Inc.

550

2,541

United Bankshares, Inc.†

80

1,836

United America Indemnity

Green Bankshares, Inc.†

130

1,823

Ltd. - Class A*

190

2,540

West Coast Bancorp†

210

1,821

Prospect Capital Corp.†

190

2,504

Dollar Financial Corp.*

120

1,813

Sovran Self Storage, Inc.

60

2,494

Potlatch Corp.

40

1,805

Urstadt Biddle Properties, Inc.

170

2,492

Meadowbrook Insurance

Odyssey Re Holdings Corp.

70

2,485

Group, Inc.

340

1,802

Sterling Bancshares, Inc.†

270

2,454

Assured Guaranty Ltd.†

100

1,799

Mission West Properties

220

2,411

FirstMerit Corp.†

110

1,794

Hercules Technology Growth

Boston Private Financial

Capital, Inc.

270

2,411

Holdings, Inc.†

310

1,758

CNA Surety Corp.*

190

2,402

Frontier Financial Corp.†

198

1,687

Compass Diversified Trust

210

2,400

Argo Group International

Kite Realty Group Trust

190

2,375

Holdings Ltd.*

50

1,678

Saul Centers, Inc.†

50

2,350

Prosperity Bancshares, Inc.†

60

1,604

Harleysville National Corp.

210

2,344

Westamerica Bancorporation†

30

1,578

Pacific Capital Bancorp†

170

2,343

Columbia Banking Systems,

Highwoods Properties, Inc.†

74

2,325

Inc.

80

1,546

Apollo Investment Corp.†

160

2,293

UMB Financial Corp.†

30

1,538

Hersha Hospitality Trust

300

2,265

Phoenix Companies, Inc.

200

1,522

First Community Bancshares,

Glimcher Realty Trust

130

1,453

Inc.

80

2,256

United Community Banks,

Associated Estates Realty

Inc.†

170

1,450

Corp.

210

2,249

ProAssurance Corp.*†

30

1,443

Chemical Financial Corp.†

110

2,244

SVB Financial Group*†

30

1,443

Donegal Group, Inc. — Class

Independent Bank Corp.†

351

1,404

A

140

2,222

Winthrop Realty Trust

390

1,404

BioMed Realty Trust, Inc.

90

2,208

Education Realty Trust, Inc.

120

1,398

Univest Corp. of Pennsylvania

110

2,185

First Bancorp

110

1,390

Cathay General Bancorp†

200

2,174

Corporate Office Properties

Getty Realty Corp.†

150

2,162

Trust SBI

40

1,373

4

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Evercore Partners, Inc. —

Thomas Weisel Partners

Class A

140

$

1,330

Group, Inc.*

130

$

711

Grubb & Ellis Co.†

340

1,309

Integra Bank Corp.

90

705

PennantPark Investment Corp.

180

1,298

UCBH Holdings, Inc.†

310

698

First Niagara Financial Group,

Omega Healthcare Investors,

Inc.

100

1,286

Inc.†

40

666

Anthracite Capital, Inc.†

180

1,267

Avatar Holdings Inc.*†

20

606

RAIT Financial Trust†

170

1,261

BankAtlantic Bancorp, Inc. —

Provident Financial Services,

Class A†

340

598

Inc.

90

1,261

U-Store-It Trust†

50

598

American Campus

Old National Bancorp

40

570

Communities, Inc.†

44

1,225

Selective Insurance Group,

Washington Real Estate

Inc.†

30

563

Investment Trust†

40

1,202

Portfolio Recovery

WesBanco, Inc.

70

1,201

Associates, Inc.*†

15

563

Kohlberg Capital Corp.†

120

1,200

First Midwest Bancorp, Inc.†

30

560

Advanta Corp.

190

1,195

FCStone Group, Inc.*†

20

559

Sierra Bancorp†

70

1,155

First State Bancorporation†

100

550

First Bancorp Puerto Rico†

180

1,141

Sterling Savings Bank†

130

538

1st Source Corp.

70

1,127

Midwest Banc Holdings, Inc.

110

536

Texas Capital Bancshares,

Imperial Capital Bancorp, Inc.

90

516

Inc.*

70

1,120

Harleysville Group, Inc.

15

507

CompuCredit Corp.*

180

1,080

Franklin Street Properties

Zenith National Insurance

Corp., Inc.

40

506

Corp.†

30

1,055

Cousins Properties, Inc.†

20

462

Parkway Properties, Inc.†

30

1,012

Amcore Financial, Inc.†

81

458

Federal Agricultural Mortgage

Asta Funding, Inc.†

50

453

Corp.

40

991

Equity Lifestyle Properties,

Hallmark Financial Services,

Inc.†

10

440

Inc.*

100

967

United Security Bancshares

30

436

Interactive Brokers Group,

Irwin Financial Corp.†

160

430

Inc. — Class A*

30

964

AmericanWest Bancorp

180

409

Central Pacific Financial

Ares Capital Corp.

40

403

Corp.†

90

959

Hancock Holding Co.†

10

393

South Financial Group, Inc.†

240

941

Trustmark Corp.†

20

353

First South Bancorp, Inc.†

70

902

City Bank†

40

344

CapLease, Inc.†

120

899

First Potomac Realty Trust

20

305

eHealth, Inc.*

50

883

LTC Properties, Inc.†

10

256

Sanders Morris Harris Group

MarketAxess Holdings, Inc.*

30

227

Inc.†

130

881

MB Financial Corp.

10

225

Hilb Rogal & Hobbs Co.†

20

869

Primus Guaranty Ltd.*

70

204

Bancfirst Corp.

20

856

Citizens Banking Corp.†

60

169

Royal Bancshares of

Triad Guaranty, Inc.*

160

166

Pennsylvania, Inc. —

Community Bancorp*†

30

150

Class A†

90

847

Newcastle Investment Corp.†

20

140

Security Bank Corp.†

140

820

Anworth Mortgage Asset

Capitol Bancorp, Ltd.†

90

807

Corp.†

20

130

FNB Corp.

62

730

Franklin Bank Corp.*†

200

122

Maguire Properties, Inc.†

60

730

Great Southern Bancorp, Inc.†

10

81

Hanmi Financial Corp.

140

729

QC Holdings, Inc.

10

78

MFA Mortgage Investments,

Capital Corp of the West

20

76

Inc.

110

717

Provident Bankshares Corp.†

10

64

5

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Centerline Holding Co.†

30

$

50

Middleby Corp.*†

70

$

3,074

PFF Bancorp, Inc.†

40

43

HUB Group, Inc. — Class

FX Real Estate and

A*†

90

3,072

Entertainment, Inc.*

20

38

G & K Services, Inc. — Class

Bankunited Financial Corp.

A†

100

3,046

— Class A†

30

__________

29

Gibraltar Industries, Inc.

190

3,034

Chart Industries, Inc.*

62

3,016

Total Financials

__________

411,417

Universal Forest Products,

Inc.†

100

2,996

INDUSTRIALS 11.4%

Argon ST, Inc.*

120

2,976

Bucyrus International, Inc. —

Atlas Air Worldwide

Class A†

200

14,604

Holdings Co., Inc.*

60

2,968

Walter Industries, Inc.

90

9,789

Woodward Governor Co.

83

2,960

Energy Conversion Devices,

Tecumseh Products Co. —

Inc.*

120

8,837

Class A*

90

2,950

Wabtec Corp.†

150

7,293

Cenveo, Inc.*†

300

2,931

Watson Wyatt & Co.

Nordson Corp.†

40

2,916

Holdings†

130

6,876

Astec Industries, Inc.*†

90

2,893

EMCOR Group, Inc.*†

220

6,277

Waste Connections, Inc.*†

90

2,874

Curtiss-Wright Corp.†

140

6,264

Viad Corp.

110

2,837

Valmont Industries, Inc.

60

6,257

Gorman-Rupp Co.†

70

2,789

Acuity Brands, Inc.†

130

6,250

Beacon Roofing Supply,

FTI Consulting, Inc.*†

90

6,161

Inc.*†

260

2,759

Teledyne Technologies,

Interface, Inc. — Class A†

220

2,757

Inc.*†

110

5,367

Encore Wire Corp.†

130

2,755

Belden, Inc.†

150

5,082

Hexcel Corp.*

140

2,702

Esterline Technologies

CoStar Group, Inc.*†

60

2,667

Corp.*†

103

5,074

Columbus McKinnon Corp.

Regal-Beloit Corp.

120

5,070

— Class A*

110

2,649

Orbital Sciences Corp.*

210

4,948

Perini Corp.*†

80

2,644

Eagle Bulk Shipping Inc.†

160

4,731

CDI Corp.

103

2,620

Genco Shipping & Trading

Horizon Lines, Inc. — Class

Ltd.†

70

4,564

A†

260

2,587

Mueller Industries, Inc.†

140

4,508

Lindsay Manufacturing Co.†

30

2,549

Superior Essex, Inc.*

100

4,463

Altra Holdings, Inc.*

150

2,521

MPS Group, Inc.*†

400

4,252

Robbins & Myers, Inc.

50

2,493

Herman Miller, Inc.†

170

4,231

Standex International Corp.

120

2,489

ABM Industries, Inc.†

190

4,227

Clarcor, Inc.†

70

2,457

Watsco, Inc.†

100

4,180

Bowne & Co., Inc.†

190

2,422

Applied Industrial

Wabash National Corp.†

320

2,419

Technologies, Inc.†

170

4,109

Michael Baker Corp.*†

110

2,407

Actuant Corp. — Class A†

130

4,075

On Assignment, Inc.*

300

2,406

GrafTech International Ltd.*†

150

4,024

ESCO Technologies, Inc.*†

50

2,346

Pacer International, Inc.†

180

3,872

Administaff, Inc.†

83

2,315

Ameron International Corp.†

31

3,719

Spherion Corp.*

500

2,310

M&F Worldwide Corp.*†

90

3,538

SYKES Enterprises, Inc.*†

120

2,263

Arkansas Best Corp.†

90

3,298

Waste Services Inc.*

320

2,253

Triumph Group, Inc.†

70

3,297

American Superconductor

School Specialty, Inc.*†

110

3,270

Corp.*†

60

2,151

Comfort Systerms USA, Inc.†

240

3,226

Kaman Corp. — Class A

90

2,048

Mastec, Inc.*

300

3,198

American Reprographics

Federal Signal Corp.†

260

3,120

Co.*†

123

2,048

6

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Dycom Industries, Inc.*†

140

$

2,033

Clean Harbors, Inc.*†

10

$

711

Volt Information Sciences,

Team, Inc.*

20

686

Inc.*

170

2,025

Genesee & Wyoming, Inc. —

American Railcar Industries,

Class A*

20

680

Inc.

120

2,014

Geo Group, Inc.*†

30

675

TBS International Ltd. —

Dynamic Materials Corp.

20

659

Class A*†

50

1,997

Raven Industries, Inc.†

20

656

Celadon Group, Inc.*

190

1,898

Heico Corp.†

20

651

AAR Corp.*†

140

1,894

Hudson Highland Group,

Titan International, Inc.

50

1,781

Inc.*

60

628

Brady Corp. — Class A†

50

1,726

H&E Equipment Services,

II-VI, Inc.*

49

1,711

Inc.*†

50

601

Houston Wire & Cable Co.†

80

1,592

Mine Safety Appliances Co.†

15

600

Schawk, Inc.

130

1,559

American Ecology Corp.

20

591

Kaydon Corp.

30

1,542

IKON Office Solutions, Inc.

50

564

Moog, Inc. — Class A*†

40

1,490

Kforce, Inc.*

60

509

NCI Building Systems, Inc.*†

40

1,469

TrueBlue, Inc.*

30

396

Baldor Electric Co.†

40

1,399

Otter Tail Power Co.†

10

388

Cubic Corp.

60

1,337

Allegiant Travel Co.*

20

372

Republic Airways Holdings,

United Stationers, Inc.*†

10

370

Inc.*†

150

1,299

Knight Transportation, Inc.†

20

366

Polypore International, Inc.*

50

1,266

Forward Air Corp.

10

346

Deluxe Corp.†

70

1,247

Ceradyne, Inc.*†

10

343

Consolidated Graphics, Inc.*†

25

1,232

Stanley, Inc.*

10

335

Greenbrier Companies, Inc.

60

1,218

Force Protection, Inc.*

100

331

JetBlue Airways Corp.*†

310

1,156

Pinnacle Airlines Corp.*

100

316

Diamond Management &

Mobile Mini, Inc.*†

15

300

Technology Consultants,

Taser International, Inc.*†

60

299

Inc.

220

1,146

Albany International Corp. —

Apogee Enterprises, Inc.

70

1,131

Class A

10

290

Tetra Tech, Inc.*†

50

1,131

SkyWest, Inc.†

20

253

Insteel Industries, Inc.

60

1,099

ICT Group, Inc.*

30

246

Barrett Business Services, Inc.

90

1,065

Mueller Water Products, Inc. -

Coleman Cable Inc.*

103

1,063

Class A

30

242

Flow International Corp.*†

130

1,014

AirTran Holdings, Inc.*†

100

204

Pike Electric Corp.*

60

997

Orion Energy Systems Inc.*†

20

200

LB Foster Co. — Class A*

30

996

Healthcare Services Group†

10

152

American Commercial Lines,

Knoll, Inc.

10

122

Inc.*†

90

984

Evergreen Solar, Inc.*†

10

__________

97

Navigant Consulting, Inc.*

50

978

Aecom Technology Corp.*

30

976

Total Industrials

__________

364,068

LSI Industries, Inc.

120

974

Sun Hydraulics Corp.†

30

968

HEALTH CARE 11.0%

Granite Construction, Inc.†

30

946

Hologic, Inc.*

650

14,170

Barnes Group, Inc.†

40

924

OSI Pharmaceuticals, Inc.*†

190

7,851

Alaska Air Group, Inc.*†

60

920

Illumina, Inc.*†

90

7,840

TAL International Group, Inc.

40

910

BioMarin Pharmaceuticals,

Briggs & Stratton Corp.†

70

888

Inc.*†

270

7,825

Griffon Corp.*†

100

876

Perrigo Co.†

230

7,307

Preformed Line Products Co.

20

806

Inverness Medical

First Advantage Corp. —

Innovations, Inc.*†

220

7,297

Class A*

50

792

United Therapeutics Corp.*

70

6,842

7

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Psychiatric Solutions, Inc.*†

180

$

6,811

Invacare Corp.†

140

$

2,862

Myriad Genetics, Inc.*†

143

6,509

Sirona Dental Systems, Inc.*†

110

2,851

Owens & Minor, Inc.†

130

5,940

PharmaNet Development

Cepheid, Inc.*†

210

5,905

Group, Inc.*†

180

2,839

Bio-Rad Laboratories, Inc. —

AMN Healthcare Services,

Class A*

70

5,662

Inc.*

164

2,775

Parexel International Corp.*

210

5,525

Viropharma, Inc.*†

250

2,765

Isis Pharmaceuticals, Inc.*†

370

5,043

National Healthcare Corp.†

60

2,750

Amedisys, Inc.*†

100

5,042

Corvel Corp.*

80

2,710

NuVasive, Inc.*†

110

4,913

Healthways, Inc.*†

90

2,664

Medicis Pharmaceutical Corp.

Albany Molecular Research,

— Class A†

213

4,426

Inc.*

200

2,654

Martek Biosciences Corp.*†

130

4,382

Medarex, Inc.*†

400

2,644

Medicines Co.*

220

4,360

CryoLife, Inc.*

230

2,631

West Pharmaceutical

Genoptix Inc.*†

80

2,524

Services, Inc.†

100

4,328

SonoSite, Inc.*†

90

2,521

HealthExtras, Inc.*

140

4,220

Cypress Bioscience, Inc.*†

350

2,517

Cubist Pharmaceuticals,

Onyx Pharmaceuticals, Inc.*†

70

2,492

Inc.*†

233

4,161

Res-Care, Inc.*

140

2,489

AMERIGROUP Corp.*†

200

4,160

Sunrise Senior Living, Inc.*

110

2,473

ArthroCare Corp.*†

100

4,081

Angiodynamics, Inc.*

180

2,452

The Trizetto Group, Inc.*

190

4,062

Bentley Pharmaceuticals,

Meridian Bioscience, Inc.†

150

4,038

Inc.*

150

2,423

Alnylam Pharmaceuticals,

Align Technology, Inc.*†

220

2,308

Inc.*†

150

4,009

Affymetrix, Inc.*†

220

2,264

Applera Corp. - Celera

SurModics, Inc.*†

50

2,242

Group*

340

3,862

RTI Biologics, Inc.*†

250

2,188

eResearch Technology, Inc.*

220

3,837

Providence Service Corp.*†

100

2,111

Analogic Corp.

60

3,784

Computer Programs &

Steris Corp.†

130

3,739

Systems, Inc.

120

2,080

Luminex Corp.*†

180

3,699

Immucor, Inc.*†

80

2,070

Auxilium Pharmaceuticals,

Cynosure, Inc.*

103

2,041

Inc.*†

110

3,698

Par Pharmaceutical

Eclipsys Corp.*†

200

3,672

Companies, Inc.*†

120

1,948

AmSurg Corp.*†

150

3,652

Mentor Corp.†

70

1,947

Healthspring, Inc.*†

216

3,646

Emergent Biosolutions, Inc.*

180

1,787

Alexion Pharmaceuticals,

Cantel Medical Corp.*

170

1,720

Inc.*†

50

3,625

Omnicell, Inc.*

130

1,713

Alkermes, Inc.*†

290

3,584

Molina Healthcare, Inc.*†

70

1,704

Conmed Corp.*†

130

3,451

Cross Country Healthcare,

Phase Forward, Inc.*†

190

3,414

Inc.*

110

1,585

Vital Signs, Inc.

60

3,407

Varian, Inc.*

30

1,532

Zoll Medical Corp.*†

100

3,367

American Medical Systems

inVentiv Health, Inc.*†

120

3,335

Holdings, Inc.*†

100

1,495

Sciele Pharma, Inc.†

170

3,289

Medical Action Industries,

Sun Healthcare Group, Inc.*†

240

3,214

Inc.*

140

1,452

Natus Medical, Inc.*†

150

3,141

Nighthawk Radiology

Apria Healthcare Group, Inc.*

160

3,102

Holdings, Inc.*†

200

1,416

Bruker BioSciences Corp.*

230

2,955

Datascope Corp.†

30

1,410

Merit Medical Systems, Inc.*

200

2,940

Allscripts Healthcare

Chemed Corp.†

80

2,929

Solutions, Inc.*†

110

1,365

Kendle International, Inc.*†

80

2,906

Dionex Corp.*†

20

1,327

8

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Valeant Pharmaceuticals

Wolverine World Wide, Inc.

180

$

4,801

International*†

70

$

1,198

Fossil, Inc.*†

160

4,651

Healthsouth Corp.*†

70

1,164

WMS Industries, Inc.*†

150

4,465

Symmetry Medical, Inc.*†

70

1,135

Strayer Education, Inc.

20

4,181

Obagi Medical Products, Inc.*

130

1,112

Scholastic Corp.*†

140

4,012

Magellan Health Services,

Bob Evans Farms, Inc.†

140

4,004

Inc.*†

30

1,111

J. Crew Group, Inc.*†

120

3,961

Haemonetics Corp.*†

20

1,109

Zale Corp.*†

200

3,778

Nektar Therapeutics*

330

1,106

ArvinMeritor, Inc.†

290

3,619

HMS Holdings Corp.*

50

1,074

Unifirst Corp.

80

3,573

Regeneron Pharmaceuticals,

Callaway Golf Co.†

300

3,549

Inc.*†

70

1,011

Quiksilver, Inc.*†

350

3,437

Pozen, Inc.*†

90

979

La-Z-Boy, Inc.†

430

3,289

athenahealth, Inc.*†

30

923

Lear Corp.*

230

3,261

Medcath Corp.*

50

899

Furniture Brands

Geron Corp.*†

260

897

International, Inc.†

240

3,206

American Dental Partners,

Buckle, Inc.

70

3,201

Inc.*†

70

831

True Religion Apparel, Inc.*†

120

3,198

Savient Pharmaceuticals,

Iconix Brand Group, Inc.*†

260

3,141

Inc.*†

30

759

Rent-A-Center, Inc.*†

150

3,085

Air Methods Corp.*

30

750

Charlotte Russe Holding,

Ariad Pharmaceuticals, Inc.*

310

744

Inc.*

170

3,019

Conceptus, Inc.*†

40

740

DineEquity, Inc.†

80

2,989

Abaxis, Inc.*

30

724

Valassis Communications,

MannKind Corp.*†

240

720

Inc.*†

230

2,880

Alpharma, Inc. — Class A*†

30

676

Netflix, Inc.*†

110

2,868

OraSure Technologies, Inc.*†

164

613

Dress Barn, Inc.*†

210

2,810

Universal American Financial

Sauer, Inc.

90

2,803

Corp.*

50

511

Cox Radio Inc. — Class A*

230

2,714

PSS World Medical, Inc.*

30

489

Texas Roadhouse, Inc.*†

300

2,691

Emergency Medical Services

P.F. Chang's China Bistro,

Corp. — Class A*†

20

453

Inc.*†

120

2,681

Orthofix International NV*†

10

290

Life Time Fitness, Inc.*†

90

2,659

Wright Medical Group, Inc.*†

10

284

The Warnaco Group, Inc.*†

60

2,644

Cutera, Inc.*

30

271

World Wrestling

Dendreon Corp.*†

10

__________

45

Entertainment, Inc.

170

2,630

Skechers U.S.A., Inc. —

Total Health Care

__________

351,316

Class A*†

130

2,569

Stoneridge, Inc.*

150

2,559

CONSUMER DISCRETIONARY 9.5%

Haverty Furniture Companies,

Priceline.com, Inc.*†

91

10,507

Inc.†

250

2,510

DeVry, Inc.†

170

9,115

Red Robin Gourmet Burgers,

Aeropostale, Inc.*†

210

6,579

Inc.*†

90

2,497

Chipotle Mexican Grill,

Ethan Allen Interiors, Inc.†

100

2,460

Inc.*†

80

6,029

Tenneco, Inc.*†

180

2,435

Deckers Outdoor Corp.*

43

5,986

Town Sports International

Bally Technologies, Inc.*†

170

5,746

Holdings, Inc.*

260

2,428

Tupperware Brands Corp.†

160

5,475

FTD Group, Inc.

180

2,399

Exide Technologies*†

310

5,196

Marcus Corp.

160

2,392

LKQ Corp.*†

280

5,060

Superior Industries

Jack in the Box, Inc.*†

220

4,930

International, Inc.†

140

2,363

Polaris Industries, Inc.†

120

4,846

Perry Ellis International, Inc.*

110

2,334

9

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Matthews International Corp.

Martha Stewart Omnimedia,

— Class A

50

$

2,263

Inc.*†

140

$

1,036

Live Nation, Inc.*†

210

2,222

Hayes Lemmerz International,

Corinthian Colleges, Inc.*†

190

2,206

Inc.*

360

1,022

Pinnacle Entertainment,

Cooper Tire & Rubber Co.†

130

1,019

Inc.*†

210

2,203

Interactive Data Corp.†

40

1,005

Sonic Automotive, Inc.†

170

2,191

Buffalo Wild Wings, Inc.*†

40

993

Spartan Motors, Inc.†

290

2,166

Conn's, Inc.*†

60

964

Gaylord Entertainment Co.*†

90

2,156

Charming Shoppes, Inc.*†

210

964

Sotheby's†

80

2,110

Arbitron, Inc.

20

950

Jo-Ann Stores, Inc.*†

90

2,073

Triarc Companies, Inc. —

Entravision Communications

Class B

150

950

Corp. — Class A*

510

2,050

O'Charleys, Inc.

90

905

Champion Enterprises, Inc.*†

350

2,047

Borders Group, Inc.†

150

900

1-800-FLOWERS.com, Inc.*

310

1,999

Sealy Corp.†

150

861

99 Cents Only Stores*

300

1,980

Noble International Ltd.

190

849

thinkorswim Group, Inc.*†

271

1,911

Group 1 Automotive, Inc.†

40

795

Hooker Furniture Corp.

110

1,905

Regis Corp.

30

791

California Pizza Kitchen,

McCormick & Schmick's

Inc.*†

170

1,902

Seafood Restaurants, Inc.*

80

771

Skyline Corp.

80

1,880

Morningstar, Inc.*†

10

720

Monro Muffler Brake, Inc.

120

1,859

MarineMax, Inc.*†

100

717

G-III Apparel Group Ltd.*

150

1,851

Audiovox Corp. — Class A*

70

687

Blyth, Inc.†

150

1,804

Premier Exhibitions, Inc.*

140

636

Men's Wearhouse, Inc.†

110

1,792

Pacific Sunwear of California,

Capella Education Co.*†

30

1,789

Inc.*†

74

631

Stein Mart, Inc.†

390

1,759

CSK Auto Corp.*

60

629

Beazer Homes USA, Inc.†

310

1,727

Fred's, Inc.†

50

562

Sinclair Broadcast Group, Inc.

Under Armour, Inc.*†

20

513

— Class A†

220

1,672

Ruby Tuesday, Inc.†

90

486

Collective Brands, Inc.*

140

1,628

Aaron Rents, Inc.†

20

447

Marvel Entertainment, Inc.*†

50

1,607

Sonic Corp.*†

30

444

American Greetings Corp. —

Knology, Inc.*

40

440

Class A

130

1,604

K12 Inc.*†

20

429

Steinway Musical

Blue Nile, Inc.*†

10

425

Instruments, Inc.*

60

1,584

CPI Corp.

20

375

Christopher & Banks Corp.†

230

1,564

Multimedia Games, Inc.*†

80

354

Genesco, Inc.*†

50

1,543

Gaiam, Inc.*

25

338

American Axle &

Zumiez, Inc.*†

20

332

Manufacturing Holdings,

Tween Brands, Inc.*

20

329

Inc.†

190

1,518

Coinstar, Inc.*

10

327

Lululemon Athletica, Inc.*†

50

1,453

Bon-Ton Stores, Inc.†

60

313

Volcom, Inc.*†

60

1,436

Entercom Communications

M/I Homes, Inc.†

90

1,416

Corp.†

40

281

DSW, Inc.*†

120

1,414

CKX, Inc.*

30

263

Systemax, Inc.†

80

1,412

Core-Mark Holding Co., Inc.*

10

262

Cherokee, Inc.

70

1,410

Krispy Kreme Doughnuts,

Vail Resorts, Inc.*†

30

1,285

Inc.*†

50

250

Gymboree Corp.*

30

1,202

MTR Gaming Group, Inc.*

50

239

Stage Stores, Inc.

100

1,167

ATC Technology Corp.*†

10

233

Winnebago Industries, Inc.†

110

1,121

Citi Trends, Inc.*†

10

227

Overstock.com, Inc.*†

43

1,116

BJ's Restaurants, Inc.*†

20

195

10

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Retail Ventures, Inc.*

40

$

184

Warren Resources, Inc.*

280

$

4,110

Ambassadors International*

40

175

W-H Energy Services, Inc.*†

40

3,830

Finish Line — Class A*

20

174

Contango Oil & Gas Co.*

40

3,717

Salem Communications Corp.

Nordic American Tanker

— Class A

80

158

Shipping†

93

3,610

NexCen Brands, Inc.*

280

157

Stone Energy Corp.*†

50

3,295

Meritage Homes Corp.*†

10

152

Gulfport Energy Corp.*†

200

3,294

Build-A-Bear Workshop,

World Fuel Services Corp.†

150

3,291

Inc.*

20

145

Trico Marine Services, Inc.*†

90

3,278

Benihana, Inc.*

20

127

Matrix Service Co.*†

140

3,228

Modine Manufacturing Co.

10

124

PHI, Inc.*

80

3,214

The Wet Seal, Inc. — Class

Arena Resources, Inc.*

60

3,169

A*†

20

95

Harvest Natural Resources,

Tempur-Pedic International,

Inc.*†

280

3,097

Inc.†

10

78

Berry Petroleum Co. — Class

Big 5 Sporting Goods Corp.

10

76

A†

50

2,944

Standard-Pacific Corp.†

20

__________

68

Bois d'Arc Energy, Inc.*

120

2,917

ATP Oil & Gas Corp.*†

70

2,763

Total Consumer Discretionary

__________

303,784

Petroquest Energy, Inc.*†

100

2,690

Gulf Island Fabrication, Inc.†

50

2,447

ENERGY 9.1%

TXCO Resources, Inc.*

200

2,352

Alpha Natural Resources,

GulfMark Offshore, Inc.*

40

2,327

Inc.*

170

17,729

Newpark Resources, Inc.*†

290

2,279

PetroHawk Energy Corp.*

350

16,208

Allis-Chalmers Energy, Inc.*

120

2,136

Whiting Petroleum Corp.*

120

12,730

Petroleum Development

Comstock Resources, Inc.*

140

11,820

Corp.*†

30

1,995

Encore Acquisition Co.*†

150

11,278

Vaalco Energy, Inc.*†

230

1,948

Atwood Oceanics, Inc.*

83

10,320

Dril-Quip, Inc.*

30

1,890

Penn Virginia Corp.†

130

9,805

Parallel Petroleum Corp.*†

90

1,812

Oil States International,

Bill Barrett Corp.*†

30

1,782

Inc.*†

150

9,516

BPZ Resources, Inc.*

60

1,764

Mariner Energy, Inc.*†

250

9,242

Oilsands Quest, Inc.*†

250

1,625

EXCO Resources, Inc.*†

220

8,120

Delta Petroleum Corp.*

60

1,531

Exterran Holdings, Inc.*†

110

7,864

General Maritime Corp.†

50

1,299

Swift Energy Co.*†

100

6,606

GeoMet, Inc.*

120

1,138

Carrizo Oil & Gas, Inc.*

83

5,651

ION Geophysical Corp.*†

60

1,047

IHS, Inc.*†

80

5,568

International Coal Group,

Rosetta Resources, Inc.*

190

5,415

Inc.*†

80

1,044

Grey Wolf, Inc.*

580

5,237

USEC, Inc.*†

150

912

Atlas America, Inc.

115

5,181

Geokinetics, Inc.*

50

906

Hornbeck Offshore Services,

Lufkin Industries, Inc.

10

833

Inc.*

90

5,086

T-3 Energy Services, Inc. —

Basic Energy Services, Inc.*†

160

5,040

Class A*†

10

795

Hercules Offshore*†

130

4,943

Uranium Resources, Inc.*

180

664

Crosstex Energy, Inc.†

140

4,852

CARBO Ceramics, Inc.†

10

584

Willbros Group, Inc.*

110

4,819

Bristow Group, Inc.*†

10

495

Complete Production

Pacific Ethanol, Inc.*

250

453

Services, Inc.*†

130

4,735

Ship Finance International

McMoRan Exploration Co.*†

160

4,403

Ltd.†

10

295

Clayton Williams Energy,

Union Drilling, Inc.*

10

217

Inc.*†

40

4,398

Double Hull Tankers, Inc.

20

201

Pioneer Drilling Co.*

230

4,326

Parker Drilling Co.*†

20

200

11

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Energy Partners Ltd.*

10

$

149

Amcol International Corp.†

20

$

569

VeraSun Energy Corp.*†

20

83

RTI International Metals,

Evergreen Energy Inc.*

20

__________

35

Inc.*

10

356

A.M. Castle & Co.

10

286

Total Energy

__________

290,577

ShengdaTech, Inc.*†

10

99

Georgia Gulf Corp.†

20

__________

58

MATERIALS 4.7%

CF Industries Holdings, Inc.

140

21,392

Total Materials

__________

149,589

Terra Industries, Inc.†

240

11,844

Olin Corp.†

260

6,807

CONSUMER STAPLES 2.2%

Compass Minerals

Flowers Foods, Inc.†

250

7,085

International, Inc.†

80

6,445

Central European Distribution

Greif, Inc. — Class A†

100

6,403

Corp.*†

80

5,932

Worthington Industries, Inc.†

250

5,125

Longs Drug Stores Corp.†

120

5,053

AptarGroup, Inc.

110

4,615

Casey's General Stores, Inc.†

200

4,634

Schnitzer Steel Industries, Inc.

Universal Corp.

90

4,070

— Class A

40

4,584

Spartan Stores, Inc.†

140

3,220

Olympic Steel, Inc.†

60

4,555

Winn-Dixie Stores, Inc.*†

193

3,092

Texas Industries, Inc.†

80

4,490

Fresh Del Monte Produce,

Minerals Technologies, Inc.†

70

4,451

Inc.*

130

3,064

NewMarket Corp.†

60

3,974

Darling International, Inc.*†

180

2,974

Ferro Corp.†

210

3,940

Cal-Maine Foods, Inc.†

90

2,969

Rock-Tenn Co. — Class A†

130

3,899

Sanderson Farms, Inc.†

80

2,762

Kaiser Aluminum Corp.

70

3,747

Alliance One International,

A. Schulman, Inc.†

150

3,455

Inc.*†

540

2,759

PolyOne Corp.*†

470

3,276

Nash Finch Co.†

80

2,742

Glatfelter

240

3,242

Ingles Markets, Inc. — Class

Headwaters, Inc.*†

270

3,178

A

110

2,566

Stepan Co.

60

2,737

Pilgrim's Pride Corp.†

170

2,208

Hercules, Inc.

160

2,709

Pantry, Inc.*†

200

2,132

Century Aluminum Co.*†

40

2,660

Farmer Brothers Co.†

100

2,115

OM Group, Inc.*†

80

2,623

Village Super Market

50

1,929

Wausau Paper Corp.

340

2,621

Central Garden and Pet Co. -

Koppers Holdings, Inc.

60

2,512

Class A*

350

1,435

Coeur d'Alene Mines Corp.*†

800

2,320

Ruddick Corp.†

40

1,372

Schweitzer-Mauduit

J&J Snack Foods Corp.†

50

1,370

International, Inc.

130

2,191

Ralcorp Holdings, Inc.*†

20

989

Neenah Paper, Inc.

130

2,172

Reddy Ice Holdings, Inc.†

60

821

Brush Engineered Materials,

Green Mountain Coffee

Inc.*

80

1,954

Roasters, Inc.*†

20

751

W.R. Grace & Co.*†

80

1,879

Chattem, Inc.*†

10

651

Calgon Carbon Corp.*†

110

1,701

Jones Soda Co.*†

190

612

Buckeye Technologies, Inc.*

190

1,607

Synutra International, Inc.*

10

323

Myers Industries, Inc.

170

1,386

American Oriental

Innospec, Inc.†

70

1,317

Bioengineering, Inc.*

30

296

Sensient Technologies Corp.

40

1,126

Hain Celestial Group, Inc.*

10

235

Spartech Corp.

110

1,037

Chiquita Brands International,

Silgan Holdings, Inc.†

20

1,015

Inc.*†

10

152

LSB Industries, Inc.*†

50

990

MGP Ingredients, Inc.

10

__________

58

H.B. Fuller Co.†

40

898

Rockwood Holdings, Inc.*†

20

696

Total Consumer Staples

__________

70,371

Hecla Mining Co.*†

70

648

12

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

UTILITIES 2.0%

General Communication, Inc.

Nicor, Inc.†

150

$

6,389

— Class A*

20

$

137

Cleco Corp.†

220

5,133

Virgin Mobile USA, Inc. —

Aquila, Inc.*†

1,200

4,524

Class A*†

30

__________

83

Unisource Energy Corp.†

140

4,342

NorthWestern Corp.

170

4,321

Total Telecommunication Services

__________

39,416

Laclede Group, Inc.

100

4,037

Mge Energy, Inc.

110

3,588

Total Common Stocks

ITC Holdings Corp.

70

3,578

(Cost $2,465,788)

__________

2,504,918

UIL Holding Corp.†

120

3,529

CH Energy Group, Inc.†

90

3,201

Westar Energy, Inc.

140

3,011

SECURITIES LENDING COLLATERAL 33.2%

Piedmont Natural Gas Co.†

110

2,878

Mount Vernon Securities

Central Vermont Public

Lending Trust Prime

Service Corp.

120

2,324

Portfolio

1,059,336

__________

1,059,336

New Jersey Resources Corp.†

70

2,286

PNM Resources, Inc.†

170

2,033

Total Securities Lending Collateral

WGL Holdings, Inc.†

50

1,737

(Cost $1,059,336)

__________

1,059,336

Black Hills Corp.

30

962

Northwest Natural Gas Co.†

20

925

Face

Southwest Gas Corp.†

30

892

Amount

IDACORP, Inc.

30

867

REPURCHASE AGREEMENTS 32.8%

South Jersey Industries, Inc.

15

560

Collateralized by obligations of

Avista Corp.†

24

515

the U.S. Treasury or U.S.

Allete, Inc.†

10

420

Government Agencies

El Paso Electric Co.*†

10

__________

198

Mizuho Financial Group, Inc.

Total Utilities

__________

62,250

issued 06/30/08 at 1.75% due

07/01/08

$

878,359

878,359

TELECOMMUNICATION SERVICES 1.2%

Morgan Stanley issued 06/30/08

tw telecom Inc.*

430

6,893

at 1.70% due 07/01/08

101,350

101,350

Premiere Global Services,

Lehman Brothers Holdings, Inc.

Inc.*†

280

4,083

issued 06/30/08 at 0.25% due

NTELOS Holdings Corp.

140

3,552

07/01/08

67,566

__________

67,566

Cincinnati Bell, Inc.*†

840

3,343

iPCS, Inc. — Class A*

110

3,259

Total Repurchase Agreements

Cogent Communications

(Cost $1,047,274)

__________

1,047,275

Group, Inc.*†

223

2,988

Consolidated

Total Investments 144.5%

Communications

(Cost $4,572,398)

$

____________

4,611,529

Holdings, Inc.†

200

2,978

Syniverse Holdings, Inc.*†

150

2,430

Liabilities in Excess of Other

Shenandoah

Assets – (44.5)%

$

____________

(1,420,797)

Telecommunications Co.

180

2,344

Net Assets – 100.0%

$

3,190,732

Cbeyond, Inc.*†

120

1,922

Unrealized

Alaska Communications

Contracts

Loss

Systems Group, Inc.†

150

1,791

Futures Contracts Purchased

PAETEC Holding Corp.*

260

1,651

September 2008 Russell 2000

SureWest Communications

180

1,517

Index Mini Futures Contracts

Rural Cellular Corp. — Class

(Aggregate Market Value of

A*†

10

445

Contracts $275,960)

4 $

__________

(7,478)

13

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Unrealized

Units

Loss

Equity Index Swap Agreements

Goldman Sachs International

June 2008 Russell 2000 Index

Swap, Maturing 06/30/2008**

(Notional Market Value

$294,618)

427 $

(4,233)

Credit Suisse Capital, LLC

August 2008 Russell 2000

Index Swap, Maturing

08/18/2008**

(Notional Market Value

$120,537)

175

__________

(6,698)

(Total Notional Market Value $415,155)

$

__________

(10,931)

*

Non-Income Producing Security.

**

Total Return based on Russell 2000 Index +/-

financing at a variable rate.

†

All or a portion of this security is on loan at June 30,

2008.

14